Lord Abbett

High Yield Fund

Prospectus

April 1, 1999

(As Revised August 1, 1999)

[LOGO]

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

Class P shares of the fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               Table of Contents

The Fund                                                                  Page


             What you should know       Goal/Approach                      2
                    about the fund      Main Risks                         2
                                        Fees and Expenses                  3


                                Your Investment


          Information for managing      Purchases                          4
                 your fund account      Opening Your Account               6
                                        Redemptions                        7
                                        Distributions and Taxes            7
                                        Services For Fund Investors        8
                                        Sales Charges and Service Fees     9
                                        Management                        10


                           For More Information


                 How to learn more      Other Investment Techniques       11
                    about the fund      Glossary of Shaded Terms          12


                           Financial Information


                                        Compensation For Your Dealer      14


   How to learn more about the          Back Cover
   fund and other Lord Abbett funds

GOAL/APPROACH

     The fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. Normally, we invest in lower-rated debt securities, sometimes called "junk bonds," which entail greater risks than investments in higher-rated debt securities.

     We believe that a high total return (current income and capital appreciation) may be derived from an actively managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock.

     We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, may generate higher yields.

     While typically fully invested, we may take a temporary defensive position by investing some of our assets in short-term debt securities. This could reduce the benefit from any upswing in the market.

MAIN RISKS

     The lower-rated bonds in which the fund invests involve risks that the bond's issuers will not make payments of interest and principal payments when due. Some issuers may default as to principal and/or interest payments after we purchase their securities. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur. In addition, the value of your investment will change as interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The fund uses investment practices, such as investments in foreign securities, illiquid securities and other securities, that could adversely affect performance.

     An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.


We or the fund refers to Lord Abbett High Yield Fund ("High Yield Fund"). The fund is a series of Lord Abbett Investment Trust (the "company"), which operates under the supervision of the company's Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

About the fund. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

High Yield Debt Securities. The fund may invest all of its assets in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Foreign Securities are securities primarily traded in countries outside the United States. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductable withholding taxes and different settlement practices.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies and their risks used by the fund.



 2  The Funds

                                                                 High Yield Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------------------------------
Fee table
--------------------------------------------------------------------------------------------------------
                                              Class A     Class B     Class C   Class P
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------------
(as a % of offering price)                       4.75%    none         none      none
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases") none       5.00% (1)    1.00%    none
--------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets) (as a % of average net assets) (2)
--------------------------------------------------------------------------------------------------------
Management Fees (See "Management")               0.60%     0.60%        0.60%      0.60%
--------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees (3)        0.35%     1.00%        1.00%      0.45%
--------------------------------------------------------------------------------------------------------
Other Expenses (See "Management")                0.25%     0.25%        0.25%      0.25%
--------------------------------------------------------------------------------------------------------
Total Operating Expenses                         1.20%     1.85%        1.85%      1.30%
--------------------------------------------------------------------------------------------------------

Expense example

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.

Share class         1 Year            3 Years        5 Years           10 Years

Class A shares       $591               $838          $1,103            $1,863
--------------------------------------------------------------------------------
Class B shares       $688               $881          $1,200            $2,001
--------------------------------------------------------------------------------
Class C shares       $288               $581          $1,000            $2,171
--------------------------------------------------------------------------------
Class P shares       $132               $412         $   713            $1,570
--------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares       $591               $838          $1,103            $1,863
--------------------------------------------------------------------------------
Class B shares       $188               $581          $1,000            $2,001

Class C shares       $188               $581          $1,000            $2,171
--------------------------------------------------------------------------------
Class P shares       $132               $412          $  713            $1,570
--------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid by the fund for miscellaneous items such as transfer agency, legal and share registration fees.

(1) Class B shares will automatically convert to class A shares on the eighth anniversary of your original purchase of class B shares.

(2) The annual operating expenses are based on estimated expenses for the current fiscal year.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                                     The Funds 3

PURCHASES

     This prospectus offers four classes of shares, classes A, B, C and P (call 800-821-5129 to find out if class P shares are available in your state). Although a fund may have more than one class of shares, these different classes represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value (" NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge although there is a Contingent Deferred Sales Charge in the case of the class B and C shares, as described below.

     You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Front-End Sales Charges -Class A Shares
--------------------------------------------------------------------------------
                         As a % of        As a % of      To Compute Offering
 Your Investment       Offering Price   Your Investment  Price Divide NAV by

 Less than $100,000        4.75%             4.99%              .9525
--------------------------------------------------------------------------------
$100,000 to $249,999       3.95%             4.11%              .9605
--------------------------------------------------------------------------------
$250,000 to $499,999       2.75%             2.83%              .9725
--------------------------------------------------------------------------------
$500,000 to $999,999       1.95%             1.99%              .9805
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                      1.0000
--------------------------------------------------------------------------------

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

          Rights of Accumulation - A Purchaser can apply the value (at public offering price) of the shares you already own to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

          Statement of Intention - A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends and distributions are not included. A statement of intention can be backdated 90 days. Current holding under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.


NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange (" NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes

Class A

     normally offered with a frontend sales charge

Class B

     no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

     automatically convert to class A shares after eight years

Class C

     no front-end sales charge

     higher annual expenses than class A shares

     a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

     available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program



4 Your Investment

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

          purchases of $1 million or more +

          purchases by Retirement Plans with at least 100 eligible employees +

          purchases under a Special Retirement Wrap Program +

          purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

          purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     + These categories may be subject to a Contingent Deferred Sales Charge (" CDSC").

     Class A Share CDSC. If you buy class A shares under one of the starred (+) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

          redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges -Class B Shares
--------------------------------------------------------------------------------
Anniversary (1) of                         Contingent Deferred Sales Charge
the day on which the                       on redemptions (as a % of amount
purchase order was accepted                subject to charge)

On                          Before
--------------------------------------------------------------------------------
                            1st                         5.0%
--------------------------------------------------------------------------------
1st                         2nd                         4.0%
--------------------------------------------------------------------------------
2nd                         3rd                         3.0%
--------------------------------------------------------------------------------
3rd                         4th                         3.0%
--------------------------------------------------------------------------------
4th                         5th                         2.0%
--------------------------------------------------------------------------------
5th                         6th                         1.0%
--------------------------------------------------------------------------------
on or after the 6th (2)                                 None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.


CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the second anniversary after the month of purchase (class A) or before the first anniversary of their purchase (class C)

Retirement Plans include employersponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation.
(class A only)

     under $50,000 -no documentation necessary

     over $50,000 -reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."



                                                             Your Investment  5

     The class B share CDSC generally will be waived under any one of the following conditions:

          benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

          Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

          redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

               See "Systematic Withdrawal Plan" under "Services For Fund Investors - Automatic Services" below for more information on CDSCs with respect to class B shares.

     Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     Class P Shares. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.


Important information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U. S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.



OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT

      Regular account                                                    $1,000

      Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                       $250

      Uniform Gifts to Minors Account                                      $250

     For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

     High Yield Fund
     P. O. Box 419100
     Kansas City, MO 64141

     Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U. S. dollars to our custodian bank's account.

     By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

6 Your Investment

REDEMPTIONS

     By Broker. Call your investment professional for directions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.

     To determine if a CDSC applies to a redemption, see "Class A Share CDSC,"" Class B Share CDSC" or "Class C Share CDSC."


Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

DISTRIBUTIONS AND TAXES

     The fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. The fund expects to pay such income dividends to shareholders monthly. If a capital gain distribution is declared, it is expected to be paid annually. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

     The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------------
Federal Taxability Of Distributions
--------------------------------------------------------------------------------

Type of            Tax rate for taxpayer      Tax rate for taxpayer subject
distribution       subject to15% bracket      to 28% bracket or above
--------------------------------------------------------------------------------
Income             Ordinary Income            Ordinary Income
dividends          Rate                       Rate
--------------------------------------------------------------------------------
Short-term         Ordinary Income            Ordinary Income
capital gains      Rate                       Rate
--------------------------------------------------------------------------------
Long-term
capital gains        10%                       20%
--------------------------------------------------------------------------------

     Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

     Annual Information - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains by that fund. Because everyone's tax situation is unique, you should

Taxes on transactions. The chart at left also can provide a "rule of thumb" guide for your potential U. S. federal tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on the fund's transactions in options and financial futures will be treated as taxable long-or short-term capital gains.

                                                               Your Investment 7
     consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.


--------------------------------------------------------------------------------------------------
For investing
Invest-A-Matic      You can make fixed, periodic investments ($ 50 minimum) into your fund
(Dollar-cost        account by means of automatic money transfers from your bank checking
averaging)          account. See the attached application for instructions.

Div-Move            You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($ 50 minimum).

For selling shares

Systematic          You can make regular withdrawals from most Lord Abbett funds. Automatic
Withdrawal          cash withdrawals can be paid to you from your account in fixed or variable
Plan ("SWP")       amounts. To establish a plan, the value of your shares must be at least
                    $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B shares      The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.
                    Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption proceeds due to a SWP for class B and class C shares will be
C shares            redeemed in the order described under "Purchases."
-------------------------------------------------------------------------------------------------

OTHER SERVICES

     Telephone Investing . After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

     Exchanges. You or your investment professional can instruct your fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     Reinvestment Privilege. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

     Traditional, Rollover, Roth and Education IRAs

     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

     Defined Contribution Plans

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the fund. Accordingly, the fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The fund also may revoke the privilege for all shareholders upon 60 days' written notice.



8 Your Investment

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

     Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

SALES CHARGES AND SERVICE FEES

     Sales and Service Compensation. As part of its plan for distributing shares, the fund and Lord Abbett Distributor pay sales and service compensation to Authori zed Institutions that sell the fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of the fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 Plan adopted by the fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Fees and Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the fund's class A and class C shares for activities that are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for those other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.



                                                               Your Investment 9

MANAGEMENT

     The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

     The fund pays Lord Abbett a monthly fee based on the average daily net assets for each month. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

     Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Christopher J. Towle, Partner of Lord Abbett, heads the team, the other senior members of which include Richard Szaro, Michael Goldstein and Thomas Baade. Messrs. Towle and Szaro have been with Lord Abbett since 1988 and 1983, respectively. Mr. Goldstein has been with Lord Abbett since 1997. Before joining Lord Abbett, Mr. Goldstein was a bond trader for Credit Suisse BEA Associates from August 1992 through April 1997. Mr. Baade joined Lord Abbett in 1998; prior to that he was a credit analyst with Greenwich Street Advisors.

10  Your Investment

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the fund and their risks.

     Adjusting Investment Exposure. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts. The fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Borrowing. The fund may borrow from banks. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3 % of its total assets.

     Equity Securities. The fund may also invest up to 20% of its total assets in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

     Foreign Securities. The fund will limit its investments in foreign securities to 20% of its total assets. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U. S. markets. Foreign portfolio securities may trade on days when the fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductible withholding taxes and different accounting and settlement practices.

     Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. These may include illiquid Rule 144A securities. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

     Options and Financial Futures Transactions. The fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. The fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of

                                                         For More Information 11
     its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

     In addition, the use of options and financial futures transactions to achieve the fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assumed.

     Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering the fund's securities if the borrower defaults. The fund will limit their securities loans to 30% of its total assets, and all loans must be fully collateralized with short-term liquid securities.

     Repurchase Agreements. The fund may enter into Repurchase Agreements. In a Repurchase Agreement, the fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

     Rule 144A Securities. The fund may invest in Rule 144A securities, which are securities determined by the Board to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule"). Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. A substantial part of the lower-rated debt market consisted of Rule 144A securities, many of which are registered within a few months of their purchases. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a fund's liquidity during periods of decreased market interest in such securities.

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord

12  For More Information

     Abbett Series Fund; and (4) Lord Abbett U. S. Government Securities Money Market Fund (" GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authori zed Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on behalf of the corporation, because she is the president of the corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Advisory Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. This is a program sponsored by an Authori zed Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participantdirected Retirement Plans.



GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


Year 2000 Issues. The fund could be adversely affected if the computers used by the fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from the fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.


                                                         For More Information 13

COMPENSATION FOR YOUR DEALER

                                                      FIRST YEAR COMPENSATION

                               Front-end
                               sales charge                  Dealer's
                               paid by investors             concession              Service fee (1)          Total compensation (2)
Class A investments            (% of offering price)         (% of offering price)   (% of net investment)    (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                     4.75%                         4.00%                       0.25%                 4.24%
------------------------------------------------------------------------------------------------------------------------------------
  $100,000 -$249,999                   3.95%                         3.25%                       0.25%                 3.49%
------------------------------------------------------------------------------------------------------------------------------------
  $250,000 -$499,999                   2.75%                         2.25%                       0.25%                 2.50%
------------------------------------------------------------------------------------------------------------------------------------
  $500,000 -$999,999                   1.95%                         1.75%                       0.25%                 2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more (3) or Retirement Plan -100 or more
eligible employees (3) or Special Retirement Wrap Program (3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million             no front-end sales charge               1.00%                       0.25%                 1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that   no front-end sales charge               0.55%                       0.25%                 0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that  no front-end sales charge               0.50%                       0.25%                 0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million             no front-end sales charge               0.25%                       0.25%                 0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge               3.75%                       0.25%                 4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge               0.75%                       0.25%                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge               0.25%                       0.20%                 0.45%
------------------------------------------------------------------------------------------------------------------------------------

                                       ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge             none                          0.25%                 0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                 Percentage of average net assets (4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge             none                          0.25%                 0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge               0.65%                       0.25%                 0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                 Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                  no front-end sales charge               0.25%                       0.20%                 0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions from time to time.

(3) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of class C shares for fixed-income funds, such as High Yield Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.

(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions. This fee is paid quarterly in arrears. In the case of class C shares for fixed-income funds, such as High Yield Fund, 0.10% of the average annual net asset value of such shares is retained by Lord Abbett Distributor, thus reducing the dealer's concession from 0.75% to 0.65% after the first year. Lord Abbett Distributor uses this 0.10% for expenses primarily intended to result in the sale of such fund's shares.

14   Financial Information

     More information on these funds is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this com prospectus).

To obtain information:

By telephone. Call the fund at:
800-426-1130

By mail. Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet.
Lord, Abbett & Co.
http://www.lordabbett.com

Text only versions of fund documents can be viewed online or downloaded from:
SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


Lord Abbett High Yield Fund
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------
SEC file number: 811-7988

LAHYF-1-499
(4/99)